Exhibit 13.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Petróleos Mexicanos (the “Company”), a state-owned public company of the Federal Government of the United Mexican States, does hereby certify, to such officer’s knowledge, that: The Annual Report on Form 20-F for the year ended December 31, 2025 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: April 30, 2026 Date: April 30, 2026 Name: Víctor Rodríguez Padilla Title: Chief Executive Officer By: /s/ Juan Carlos Carpio Fragoso Name: Juan Carlos Carpio Fragoso Title: Chief Financial Officer By: /s/ Víctor Rodríguez Padilla